UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 4, 2016

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On February 4, 2016, Rite Aid Corporation (“Rite Aid”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote upon (i) a proposal to adopt the Agreement and Plan of Merger, dated as of October 27, 2015 (the “Merger Agreement”), by and among Rite Aid, Walgreens Boots Alliance, Inc. (“WBA”) and Victoria Merger Sub, Inc. (the “Merger Agreement Proposal”), (ii) a proposal to approve, by a non-binding, advisory vote, compensation that will or may become payable by Rite Aid to its named executive officers in connection with the merger contemplated by the Merger Agreement (the “Compensation Proposal”), and (iii) a proposal to approve one or more adjournments or postponements of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

At the Special Meeting, holders of 778,339,832 shares of Rite Aid common stock, par value $1.00 per share (the “Rite Aid Common Stock”), which represents approximately 74% of the shares of Rite Aid Common Stock outstanding and entitled to vote as of the record date of December 18, 2015, were represented in person or by proxy.

The final voting results for each proposal, each of which proposals is described in greater detail in Rite Aid’s definitive proxy statement filed with the Securities and Exchange Commission on December 21, 2015, follow below:

Proposal One—The Merger Agreement Proposal:

	For	Against	Abstain
Total Shares of Rite Aid Common Stock Voted	751,107,630	24,187,876	3,044,326

The Merger Agreement Proposal was approved by Rite Aid’s stockholders.

Proposal Two—The Compensation Proposal:

	For	Against	Abstain
Total Shares of Rite Aid Common Stock Voted	692,652,190	73,511,028	12,176,614

The Compensation Proposal was approved by Rite Aid’s stockholders.

Proposal Three—The Adjournment Proposal:

	For	Against	Abstain
Total Shares of Rite Aid Common Stock Voted	704,957,774	67,572,763	5,809,295

Stockholder action on the Adjournment Proposal was not required because there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

Item 7.01              Regulation FD Disclosure

On February 4, 2016, Rite Aid issued a press release announcing the final voting results of the Special Meeting, held on February 4, 2016. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01              Financial Statements and Exhibits

(d)          Exhibits

99.1*                           Press release issued by Rite Aid Corporation on February 4, 2016.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain

*                 Furnished, not filed.

regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (6) provider and state contract changes may occur; (7) reduction in provider payments by governmental payors may occur; (8) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (9) tax matters; (10) there may be difficulties and delays in achieving synergies and cost savings; and (11) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and WBA’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015, each of which is available on the SEC’s Web site (www.sec.gov). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement that was filed by Rite Aid with the SEC on December 21, 2015 in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither WBA nor Rite Aid undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: February 4, 2016	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release issued by Rite Aid Corporation on February 4, 2016.

*                 Furnished, not filed.